EXHIBIT 23.1


                       CONSENT OF THE INDEPENDENT AUDITORS

To the Board of Directors of Allegheny Energy, Inc.

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Allegheny Energy, Inc. of our report dated February 4, 1999, relating to the consolidated financial statements, which appear in the Company's annual report on Form 10-K for the year ended December 31, 1998.

Pittsburgh, Pennsylvania
March 1, 2000

                                                 /s/ PricewaterhouseCoopers LLP

                                                 PricewaterhouseCoopers LLP